Option Agreement for Purchase of Mining Claims

This Option Agreement for Purchase of Mining Claims ("Option"), made and entered into this 27th day of December 2011, is by and between Terryl Dickerson, Dennis Bailey, Courtney Paton, Joe Vancil, ("Optionor (s)") and ___American Strategic Minerals Corporation__(AMICOR) _("Optionee")____ whose address is ___PO Box 888 Nucla Colorado 81424______ ("Optionee").

For and in consideration of the sum of Thirty Five Hundred ($3500.00) dollars, receipt and sufficiency whereof are hereby acknowledged by Optionor, and in consideration of the mutual promises, covenants and conditions herein contained, it is agreed by and between the parties as follows:

1. Optionor hereby grants to Optionee on the terms and conditions herein set forth, an option to purchase the following described unpatented lode mining claims situated in San Juan County, State of Utah:

Blue Parrot 1-10	UMC #'s 375524-375533
Fast Eddie 1-8	UMC #'s 375534-375541
Fast Eddie 10-12	UMC #'s 409601-409603

(the "Claims"), together with all maps, drill logs, other drilling data, reports, surveys, and other material information developed with respect to the Claims (the "Data") (collectively, the Claims and the Data are referred to in this agreement as the "Property").

2. The term of this Option shall begin on the date of this agreement and extends for Ninety (90) days. At any time during this Option period Optionee shall have full right to purchase the Property from Optionor. Optionee may assign this Option to a third party, of their sole choosing.
3. Optionor hereby covenants and agrees not to sell the Property to anyone except Optionee, or its assigns, during the term of this Option without giving Optionor a minimum of fifteen (15) days notice. During this 15 day notice period Optionee shall have the first rights to exercise this Option. If Optionee does not so exercise this Option and Optionor sells, leases, or otherwise transfers the Property to any third party during the term of this Option, then the $3500.00 Option fee shall be promptly refunded to Optionee.
4. The purchase price for the property shall be One Hundred Seventy Five Thousand ($175,000.00) dollars in cash.

5. This Option shall be exercised by Optionee's written notice to Optionor given at the address above. Within ten (10) business days thereafter, the Optionee shall pay to the Optionor the remaining balance of One Hundred Seventy One thousand Five Hundred ($171,500.00) Dollars. If this Option is not so exercised , it shall expire and Optionee shall have no further right, title, interest, or claim hereunder and all covenants of this agreement shall terminate.
6. Immediately upon the exercise of this Option, Optionor will execute and deliver to Optionee a good, valid and recordable Quit Claim Deed covering the Property, and Conveying to Optionee all of the right, title, and interest of Optionor in and to the Property.
7. Optionor represents and warrants to Optionee that is has full and exclusive right and authority to make a conveyance and that no mortgages, liens, leases, or other encumbrances or prior conveyances of the claims has been made or entered into by Optionor. This representation shall survive the exercise of this Option.
8. This Option is made for the benefit of and in binding upon the heirs, personal representatives, successors and assigns of the parties hereto.
9. By signing below each party represents to the other that it has all requisite power and authority to enter into this instrument and perform its obligations hereunder. The execution, delivery, and performance of this instrument have been duly and validly authorized by all necessary corporate, partnership, or individual action on the part of each party hereto.
10. Inurement. This Agreement shall extend to and be binding upon all of the heirs, executors, administrators, successors in interest and permitted assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

Optionor(s):

Terryl Dickerson, Optionor

Dennis Bailey, Optionor

Joe Vancil, Optionor

Courtney Paton, Optionor

5. This Option shall be exercised by Optionee's written notice to Optionor given at the address above. Within ten (10) business days thereafter, the Optionee shall pay to the Optionor the remaining balance of One Hundred Seventy One thousand Five Hundred ($171,500.00) Dollars. If this Option is not so exercised , it shall expire and Optionee shall have no further right, title, interest, or claim hereunder and all covenants of this agreement shall terminate.
6. Immediately upon the exercise of this Option, Optionor will execute and deliver to Optionee a good, valid and recordable Quit Claim Deed covering the Property, and Conveying to Optionee all of the right, title, and interest of Optionor in and to the Property.
7. Optionor represents and warrants to Optionee that is has full and exclusive right and authority to make a conveyance and that no mortgages, liens, leases, or other encumbrances or prior conveyances of the claims has been made or entered into by Optionor. This representation shall survive the exercise of this Option.
8. This Option is made for the benefit of and in binding upon the heirs, personal representatives, successors and assigns of the parties hereto.
9. By signing below each party represents to the other that it has all requisite power and authority to enter into this instrument and perform its obligations hereunder. The execution, delivery, and performance of this instrument have been duly and validly authorized by all necessary corporate, partnership, or individual action on the part of each party hereto.
10. Inurement. This Agreement shall extend to and be binding upon all of the heirs, executors administrators, successors in interest and permitted assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agree-ment effective as of the day and year first above written.

Optionor (s):

____

Terryl Dickerson, Optionor

Dennis Bailey

____

Dennis Bailey, Optionor

____

Joe Vancil, Optionor

____

Courtney Paton, Optionor

5. This Option shall be exercised by Optionee's written notice to Optionor given at the address above. Within ten (10) business days thereafter, the Optionee shall pay to the Optionor the remaining balance of One Hundred Seventy One thousand Five Hundred ($171,500.00) Dollars. If this Option is not so exercised , it shall expire and Optionee shall have no further right, title, interest, or claim hereunder and all covenants of this agreement shall terminate.
6. Immediately upon the exercise of this Option, Optionor will execute and deliver to Optionee a good, valid and recordable Quit Claim Deed covering the Property, and Conveying to Optionee all of the right, title, and interest of Optionor in and to the Property.
7. Optionor represents and warrants to Optionee that is has full and exclusive right and authority to make a conveyance and that no mortgages, liens, leases, or other encumbrances or prior conveyances of the claims has been made or entered into by Optionor. This representation shall survive the exercise of this Option.
8. This Option is made for the benefit of and in binding upon the heirs, personal representatives, successors and assigns of the parties hereto.
9. By signing below each party represents to the other that it has all requisite power and authority to enter into this instrument and perform its obligations hereunder. The execution, delivery, and performance of this instrument have been duly and validly authorized by all necessary corporate, partnership, or individual action on the part of each party hereto.
10. Inurement. This Agreement shall extend to and be binding upon all of the heirs, executors, administrators, successors in interest and permitted assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

Optionor (s):

____
Terryl Dickerson, Optionor

____
Dennis Bailey, Optionor

____
Joe Vancil, Optionor

____
Courtney Payton, Optionor

American Strategic Minerals Corporation,

a Colorado corporation

By ____________________

Kathleen A. Glasier, President and CEO

STATE OF UTAH)
COUNTY OF ______________)

On this _____ day of December, 2011, before me personally appeared Terryl Dickerson, known to me to be the person whose name is subscribed to the foregoing instrument, who, having been by me first duly sworn, did say: That she executed the foregoing instrument and acknowledged said instrument to be her free act and deed.

Witness my hand and official seal. ______________________ Notary Public Address:_______

My Commission Expires:__________ ______________________________

STATE OF UTAH)
COUNTY OF ______________)

On this _____ day of December, 2011, before me personally appeared Dennis Bailey, known to me to be the person whose name is subscribed to the foregoing instrument, who, having been by me first duly sworn, did say: That he executed the foregoing instrument and acknowledged said instrument to be his free act and deed.

Witness my hand and official seal. ____________________ Notary Public Address:__________

My Commission Expires:__________ ______________________________